                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 20, 1996
                                                  -----------------

                              PICO HOLDINGS, INC.
                              -------------------
               (Exact name of registrant as specified in charter)


     California                       0-18786               94-2723335
     ----------                       -------               ----------
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)



875 Prospect Street, Suite 301, La Jolla, California            92037
----------------------------------------------------            -----
      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (619) 456-2422


                            CITATION INSURANCE GROUP
                        One Almaden Boulevard, Suite 300
                          San Jose, California  95113
                        ---------------------------------
         (Former name or former address, if changed since last report)

         PICO Holdings, Inc., formerly Citation Insurance Group ("PICO" or the "Registrant") amends Item 7, FINANCIAL STATEMENTS AND EXHIBITS, to read in full as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of PICO.

                 The financial statements of PICO, one of its subsidiaries and an affiliate and the related Notes and Reports of Independent or Chartered Accountants listed below (collectively, the "PICO Financial Statements") are incorporated herein by reference to pages F-1 through F-72 of the Registrant's Registration Statement on Form S-4 (File No. 333-06671).

                          PICO
                          Report of Independent Accountants
                          Consolidated Balance Sheets as of December 31, 1995
                                  and 1994
                          Consolidated Statements of Operations for the Years
                                  Ended December 31, 1995, 1994 and 1993
                          Consolidated Statements of Changes in Shareholders'
                                  Equity for the Years Ended December 31, 1995
                                  and 1994
                          Consolidated Statements of Cash Flows for the Years
                                  Ended December 31, 1995, 1994 and 1993
                          Notes to the Consolidated Financial Statements
                          Consolidated Balance Sheets as of June 30, 1996
                                  (unaudited) and December 31, 1995
                          Consolidated Statements of Operations for the six
                                  months ended June 30, 1996 and 1995
                                  (unaudited)
                          Consolidated Statements of Cash Flows for the six
                                  months ended June 30, 1996 and 1995
                                  (unaudited)
                          Notes to the Consolidated Financial Statements

                          GLOBAL EQUITY CORPORATION (FORMERLY THE ONDAATJE CORPORATION) Report of Chartered Accountants
                          Consolidated Statements of Financial Position for the
                                  Years Ended March 31, 1995 and 1994
                          Consolidated Statements of Operations for the Years
                                  Ended March 31, 1995, 1994 and 1993
                          Consolidated Statements of Deficit for the Years
                                  Ended March 31, 1995, 1994 and 1993
                          Consolidated Statements of Changes in Financial
                                  Position for the Years Ended March 31, 1995,
                                  1994 and 1993
                          Notes to the Consolidated Financial Statements Consolidated Balance Sheets as of September 30, 1995
                                  and 1994
                          Consolidated Statements of Operations for the six
                                  months ended September 30, 1995
                                  and 1994 (unaudited)
                          Consolidated Statements of Changes in Financial
                                  Position for the six months ended September
                                  30, 1995 and 1994 (unaudited)
                          Notes to the Consolidated Financial Statements
                                 (unaudited)

                          SEQUOIA INSURANCE COMPANY
                          Report of Independent Accountants
                          Balance Sheets as of December 31, 1994 and 1993 Statements of Operations for the Years Ended December
                                  31, 1994, 1993 and 1992
                          Statements of Changes in Shareholder's Equity for the
                                  Years Ended

                                  December 31, 1994, 1993 and 1992
                          Statements of Cash Flows for the Years Ended December
                                  31, 1994, 1993 and 1992
                          Notes to Financial Statements
                          Balance Sheets as of June 30, 1995 (unaudited) and
                                  December 31, 1994
                          Statements of Operations for the six months ended
                                  June 30, 1995 and 1994 (unaudited)
                          Statements of Changes in Shareholder's Equity for the
                                  six months ended June 30, 1994 and 1995
                                  (unaudited)
                          Statements of Cash Flows for the six months ended
                                  June 30, 1995 and 1994 (unaudited)
                          Notes to interim Financial Statements

                 The Registrant includes in this filing financial statements of PICO for the nine month period ended and as of September 30, 1996.

         (b)     Pro forma financial information.

                 Pro forma financial information for the year ended December 31, 1995, the six months ended June 30, 1996 and as of June 30, 1996, are incorporated herein by reference to pages 54-59 of the Registrant's Registration Statement on Form S-4 (File No. 333-06671).

                 The Registrant includes in this filing the pro forma financial information for the nine month period ended and as of September 30, 1996.

         (c)     Exhibits.

 Exhibit No.                                               Description
 -----------                                               -----------
 2.2                Agreement and Plan of Reorganization dated as of May 1, 1996 among the Registrant,
                    Citation Holdings, Inc. and PICO and amendment thereto dated August 14, 1996, incorporated herein by reference to exhibit filed with Amendment No. 2 to Registration
                    Statement on Form S-4 (File No. 333-06671).
 2.3*               Second Amendment to Agreement and Plan of Reorganization dated November 12, 1996.

 3.1*               Amended and Restated Articles of Incorporation of the Registrant.

 4.1                Rights Agreement dated July 22, 1991 between Citation and Security Pacific National Bank
                    ("Rights Agreement"), incorporated herein by reference to exhibit filed with Form 8-A on
                    July 22, 1991.
 4.2*               First Amendment to Rights Agreement dated April 30, 1996.

 4.3*               Second Amendment to Rights Agreement dated November 20, 1996.
 16.1*              Letter regarding change in Certifying Accountant from Deloitte & Touche, LLP, independent auditors.

 23.1*              Consent of Coopers & Lybrand L.L.P.

 23.2*              Consent of KPMG Peat Marwick Thorne, Chartered Accountants.
 99.1               PICO Financial Statements, incorporated herein by reference to pages F-1 through F-72 of
                    Registrant's Registration Statement on Form S-4 (File No. 333-06671).





 99.2               Unaudited financial statements of PICO for the nine month period ended as of September
                    30, 1996 and 1995.

 99.3               Unaudited pro forma combined financial statements for the nine month period ended and as of September 30, 1996.


---------------

*        Filed with Registrant's Form 8-K on December 4, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PICO HOLDINGS, INC.



Date:  December 30, 1996              By: /s/ Gary W. Burchfield
                                      ---------------------------------------------------------
                                      Gary W. Burchfield, Chief Financial Officer and Treasurer



                                 EXHIBIT INDEX

 Exhibit No.                                               Description
 -----------                                               -----------
 2.2                Agreement and Plan of Reorganization dated as of May 1, 1996 among the Registrant,
                    Citation Holdings, Inc. and PICO and amendment thereto dated August 14, 1996, incorporated herein by reference to exhibit filed with Amendment No. 2 to Registration
                    Statement on Form S-4 (File No. 333-06671).
 2.3*               Second Amendment to Agreement and Plan of Reorganization dated November 12, 1996.

 3.1*               Amended and Restated Articles of Incorporation of the Registrant.

 4.1                Rights Agreement dated July 22, 1991 between Citation and Security Pacific National Bank
                    ("Rights Agreement") incorporated herein by reference to exhibit filed with Form 8-A on
                    July 22, 1991.
 4.2*               First Amendment to Rights Agreement dated April 30, 1996.

 4.3*               Second Amendment to Rights Agreement dated November 20, 1996.
 16.1*              Letter regarding change in Certifying Accountant from Deloitte & Touche, LLP, independent auditors.

 23.1*              Consent of Coopers & Lybrand L.L.P.

 23.2*              Consent of KPMG Peat Marwick Thorne, Chartered Accountants.
 99.1               PICO Financial Statements, incorporated herein by reference to pages F-1 through F-72 of
                    Registrant's Registration Statement on Form S-4 (File No. 333-06671).

 99.2               Unaudited financial statements of PICO for the nine month period ended as of September
                    30, 1996 and 1995.
 99.3               Unaudited pro forma combined financial statements for the nine month period ended and as of September 30, 1996.


----------------

*        Filed with Registrant's Form 8-K on December 4, 1996.